Exhibit 4.8
EXECUTION COPY

THIRD SUPPLEMENTAL INDENTURE, dated as of January 27, 2004, between Jefferson-Pilot Corporation, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company"), having its principal offices at 100 North Greene Street, Greensboro, North Carolina 27401, and Wachovia Bank, National Association (formerly known as First Union National Bank of North Carolina), a national banking association organized and existing under the laws of the United States, as Trustee (herein called the "Trustee" ) .

RECITALS OF THE COMPANY

The Company has heretofore duly executed and delivered to the Trustee an Indenture, dated as of November 21,1995 (the "Indenture"), providing for the issuance from time to time of its unsecured debentures, notes, or other evidences of indebtedness (the "Securities"), to be issued in one or more series.

The Company intends to issue $300,000,000 principal amount of its Senior Floating Rate Notes, Series A (EXtendible Liquidity Securities® (EXLs®)) (the "Standard Notes") under the Indenture. The Standard Notes are subject to conversion into subseries of notes in certain circumstances (collectively, such subseries of notes, the "Short-Term Notes").

Section 901(7) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the Trustee, to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture.

Section 901(5) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the Trustee, to add to, change, or eliminate any of the provisions of the Indenture with respect to one or more series of Securities, subject to certain conditions provided in such Section 901(5).

All things necessary to make this Third Supplemental Indenture a valid agreement of the Company, and a valid supplement to the Indenture, have been done.

NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, solely for the benefit of the Holders of the Notes, as follows:

ARTICLE ONE

Definitions and Other Provisions
of General Application

SECTION 1.01.  Definitions.

As used in this Third Supplemental Indenture and the Indenture, to the extent applicable, the following terms shall have the meanings given to them below in this Section 1.01:

"Agent Member" means any member of, or participant in, the Depository.

"Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depository for such Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

"Clearstream" means Clearstream Banking, société anonyme (or any successor securities clearing agency).

"Closing Date" means January 27, 2004.

"DTC" means The Depository Trust Company, a New York corporation.

"Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

"Global Note" means a Note that is registered in the Security Register in the name of a Depository or a nominee thereof.

''Notes'' means the Standard Notes and the Short-Term Notes.

"Purchase Agreement" means that certain Purchase Agreement, dated January 21, 2004, between the Company and Morgan Stanley & Co. Incorporated, as representative of the several Initial Purchasers set forth in Schedule I thereto.

"Regulation S” means Regulation S under the Securities Act.

"Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

"Regulation S Global Note" means a Regulation S Note that is also a Global Note.

"Regulation S Note" means a Note (i) purchased from the Company by the Initial Purchasers pursuant to the Purchase Agreement that was initially resold by the Initial Purchasers to non-U.S. Persons in reliance on Regulation S, or (ii) exchanged from a Restricted Note into a Regulation S Note pursuant to the terms of Section 3.02 or (iii) converted into a Short-Term Note from a Standard Note that is a Regulation S Note.

"Restricted Period" means the period of 40 consecutive days beginning on the later of (i) the day on which Notes are first offered to persons other than distributors (as defined in regulation S) in reliance on Regulation S and (ii) the Closing Date.

"Restricted Global Note" means a Restricted Note that is also a Global Note.

"Restricted Note" means a Note (i) purchased from the Company by the Initial Purchasers pursuant to the Purchase Agreement that was initially sold by the Initial Purchasers to purchasers in reliance on Rule 144A under the Securities Act, or (ii) exchanged from a Regulation S Note into a Restricted Note pursuant to the terms of Section 3.02 or (iii) converted into a Short-Term Note from a Standard Note that is a Restricted Note.

"Restricted Notes Certificate" means a certificate substantially in the form set forth in Annex B.

"Restricted Subsidiary" means any of Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company or Jefferson Pilot LifeAmerica Insurance Company.

"Rule 144" means Rule 144 under the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended.

"Securities Act Legend" means the following:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(l) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN

ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THESE SECURITIES WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH."

"Successor Note" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

"Unrestricted Notes Certificate" means a certificate substantially in the form set forth in Annex C.

"U.S. Person" means (i) any natural person in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which a professional fiduciary acting as trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the Trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a US . Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country or (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

All other capitalized terms used in this Third Supplemental Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

ARTICLE TWO

Note Form

SECTION 2.01.  Form Generally.

(a)  Each Standard Note and the Trustee's certificate of authentication therefor shall be in substantially the form, and have the terms, set forth in Schedule I hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture (as amended and supplemented by this Third Supplemental Indenture), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Standard Note, as evidenced by their execution of such Standard Note.

(b)  Each Short-Term Note and the Trustee's certificate of authentication therefor shall be in substantially the form, and have the terms, set forth in Schedule II hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture (as amended and supplemented by this Third Supplemental Indenture), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Short-Term Note, as evidenced by their execution of such Short-Term Note.

Upon their original issuance, Restricted Notes of the same tranche shall be issued in the form of one or more Global Notes without interest coupons registered in the name of DTC, as Depository, or its nominee and deposited with the Trustee (or any party acceptable to the Company, DTC and the Trustee), as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct) in accordance with the rules thereof.

Upon their original issuance, Regulation S Notes of the same tranche shall be issued in the form of one or more Global Notes without coupons registered in the name of DTC, as Depository, or its nominee and deposited with the Trustee (or any party acceptable to the Company, DTC and the Trustee), as custodian for DTC, for credit to, Euroclear Bank S.A./N.V., as operator of Euroclear, and Clearstream to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct) in accordance with the rules thereof.

(c)  The Standard Notes may be reopened for issuance of additional Standard Notes, whether Regulation S Notes or Restricted Notes, without the consent of the Holders.

ARTICLE THREE

The Notes

SECTION 3.01.  Global Notes.

(a)  If any Global Note is to be exchanged for other Notes or cancelled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Security Registrar for exchange or cancellation as provided in Section 305 of the Indenture. If any Global Note is to be exchanged for other Notes or cancelled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in Section 305 of the Indenture or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Security Registrar, in accordance with the Applicable Procedures, shall instruct the Depository or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 3.02(b) and as otherwise provided in the Indenture (as amended and supplemented by this Third Supplemental Indenture), authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Depository or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the eighth paragraph of Section 305 of the Indenture, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

(b)  Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depository for such Global Note or a nominee thereof.

(c)  The Depository or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under this Third Supplemental Indenture, the Indenture and the Notes, and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depository or its nominee or its Agent Members.

SECTION 3.02.  Transfers and Exchanges: Securities Act Legends.

(a)  Certain Transfers and Exchanges. Notwithstanding any other provision of this Third Supplemental Indenture, the Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 3.02(a) shall be made only in accordance with this Section 3.02(a).

(i)  Restricted Global Note to Regulation S Global Note. If the owner of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in a Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this Clause (a)(i) subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depository or its authorized representative directing that a beneficial interest in a Regulation S Global Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in a Restricted Global Note in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate (or such other form of certificate as may be acceptable to the Company), satisfactory to the Security Registrar and duly executed by the owner of such beneficial interest in such Restricted Global Note or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of such Restricted Global Note and increase the principal amount of such Regulation S Global Note by such specified principal amount as provided in Section 3.01(a).

(ii) Regulation S Global Note to Restricted Global Note. If the owner of a beneficial interest in a Regulation S Global Note wishes prior to the expiration of the Restricted Period to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in a Restricted Global Note, such transfer may be effected only in accordance with this Clause (a)(ii) and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depository or its authorized representative directing that a beneficial interest in a Restricted Global Note in a specified principal amount be credited to a specifed Agent Member's account and that a beneficial interest in a Regulation S Global Note in an equal principal amount be debited from another specifed Agent Member's account and (B) a Restricted Notes Certificate (or such other form of certificate as may be acceptable to the Company), satisfactory to the Security Registrar and duly executed by the owner of such beneficial interest in such Regulation S Global Note or his attorney duly authorized in writing, then the Security Registrar, shall reduce the principal amount of such Regulation S Global Note and increase the principal amount of such Restricted Global Note by such specifed principal amount as provided in Section 3.01(a).

(iii) Exchanges between Global Note and Non-Global Note. A beneficial interest in a Global Note may be exchanged for a Note that is not a Global Note (A) as provided in the eighth paragraph of Section 305 of the Indenture or (B) notwithstanding any provision of Section 305 of the Indenture to the contrary, if the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes that are not Global Notes; provided that, if such interest is a beneficial interest in a Restricted Global Note, or if such interest is a beneficial interest in a Regulation S Global Note, then such interest shall be exchanged for a Restricted Note or a Regulation S Note, respectively (subject in each case to Section 3.02(b)).

(b) Securities Act Legends. A Note and its Successor Note bear the Securities Act Legend, subject to the following:

(i) at any time after a Note may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note which bears such a legend if the Security Registrar has received an Unrestricted Notes Certificate (or such other form of certificate as may be acceptable to the Company), satisfactory to the Security Registrar and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall, at the written direction of the Security Registrar, authenticate and deliver such a new Note in exchange for or in lieu of such other Note in the manner provided for in the Indenture (as amended and supplemented by this Third Supplemental Indenture);

(ii) a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note or any portion thereof which bears such a legend if, in the Security Registrar's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Security

Registrar, shall authenticate and deliver such a new Note in the manner provided for in the Indenture (as amended and supplemented by this Third Supplemental Indenture); and

(iii)  notwithstanding the foregoing provisions of this Section 3.02(b), a Successor Note of a Note that does not bear the Securities Act Legend shall bear such form of legend if the Security Registrar has reasonable cause to believe that such Successor Note is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the written direction of the Security Registrar, shall authenticate and deliver a new Note bearing a Securities Act Legend in exchange for such Successor Note in the manner provided for in the Indenture (as amended and supplemented by this Third Supplemental Indenture).

SECTION 3.03.  Events of Default.

The occurrence of an event specified in Section 501(5) of the Indenture shall not be deemed to be an Event of Default with respect to the Notes.

SECTION 3.04.  Defeasance and Covenant Defeasance.

The provisions of Article Thirteen of the Indenture shall apply to the Notes.

ARTICLE FOUR

Miscellaneous

The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Third Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

This Third Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

JEFFERSON-PILOT CORPORATION

By:	/s/ Theresa M. Stone
Name:	Theresa M. Stone
Title:	Executive Vice President
and Chief Financial Officer

Attest:

/s/ Robert A. Reed
Name: Robert A. Reed
Vice President
and Secretary

WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By:	/s/ Patrick L. Teague
Name:	Patrick L. Teague
Title:	Assistant Vice President

Attest:

 /s/ Terry Hefner
Name: Terry Hefner
Title: Vice President

ANNEX A - Form of
Regulation S Certificate

REGULATION S CERTIFICATE

Wachovia Bank, National Association
Attn: Corporate Trust Department

                        Re: Senior Floating Rate Notes, Series A
(EXtendible Liquidity Securities® (EXLS®))
(the "Notes") of Jefferson-Pilot
Corporation

Reference is made to the Indenture, dated as of November 21, 1995, as amended and supplemented by the Third Supplemental Indenture, dated as of January 27, 2004 (as so amended and supplemented, the "Indenture"), each from Jefferson-Pilot Corporation (the "Company"), to Wachovia Bank, National Association (formerly known as First Union National Bank of North Carolina), as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

This certificate relates to US. $                  principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

CUSIP No(s). _________________________

CERTIFICATE No(s). _________________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depository or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and

A-1

with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

(A) the Owner is not a distributor of the Notes, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

(B) the offer of the Specified Notes was not made to a person in the United States;

(C)  either:

(i)  at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

(ii)  the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

(E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Notes, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(b)(1)  or (b)(3) have been satisfied; and

(F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(2)  Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected

A-2

in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:
(Print the name of the Undersigned, as such
term is defined in the second paragraph of
this certificate.)
                                        By:
                                                                Name:
                                                                Title:

(If the Undersigned is a corporation,
partnership or fiduciary, the title of the
person signing on behalf of the
Undersigned must be stated.

A-3

ANNEX B - Form of Restricted
Notes Certificate

RESTRICTED NOTES CERTIFICATE

Wachovia Bank, National Association
Attn: Corporate Trust Department

Re: Senior Floating Rate Notes, Series A
(EXtendible Liquidity Securities® (EXLS®))
(the "Notes") of Jefferson-Pilot
                        Corporation

Reference is made to the Indenture, dated as of November 21, 1995, as amended and supplemented by the Third Supplemental Indenture (the "Third Supplemental Indenture"), dated as of January 27,2004 (as so amended and supplemented, the "Indenture"), each from Jefferson-Pilot Corporation (the "Company"), to Wachovia Bank, National Association (formerly known as First Union National Bank of North Carolina), as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

This certificate relates to U.S. $__________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

CUSIP No(s). _________________

CERTIFICATE No(s). _________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depository or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, (i) the Owner is not a U.S. Person (as defined in the Third Supplemental Indenture) and

(ii) such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(1)  Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

(A) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

(B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

(2)  Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(A) the transfer is oncoming after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate  of the Company.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:
(Print the name of the Undersigned, as such
term is defined in the second paragraph of
this certificate.)
                                        By:
                                                                Name:
                                                                Title:

(If the Undersigned is a corporation,
partnership or fiduciary, the title of the
person signing on behalf of the
Undersigned must be stated.

ANNEX C -- Form of Unrestricted
Notes Certificate

UNRESTRICTED NOTES CERTIFICATE

Wachovia Bank, National Association
Attn: Corporate Trust Department

Re: Senior Floating Rate Notes, Series A
(Extendible Liquidity Securities® (EXLS®))
(the "Notes") of Jefferson-Pilot
Corporation

Reference is made to the Indenture, dated as of November 21, 1995, as amended and supplemented by the Third Supplemental Indenture (the "Third Supplemental Indenture"), dated as of January 27,2004 (as so amended and supplemented, the "Indenture"), each from Jefferson-Pilot Corporation (the "Company"), to Wachovia Bank, National Association (formerly known as First Union National Bank of North Carolina), as Trustee. Terms used herein and defined in the Indenture or in Rule  under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

This certificate relates to U.S. $_____________  principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

CUSIP No(s). _________________

CERTIFICATE No(s). _________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depository or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Notes be exchanged for Notes bearing no Securities Act Legend pursuant to Section 3.02 of the Third Supplemental Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in

C-1

accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Notes must comply with all applicable securities laws of the states of the United States and other jurisdictions.

This certificate and the statements contained herein are made for you1 benefit and the benefit of the Company and the Initial Purchasers.

Dated:
(Print the name of the Undersigned, as such
term is defined in the second paragraph of
this certificate.)
                                        By:
                                                                Name:
                                                                Title:

(If the Undersigned is a corporation,
partnership or fiduciary, the title of the
person signing on behalf of the
Undersigned must be stated.

C-2

SCHEDULE I

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSPERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALFED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 14A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 14A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THESE SECURITIES WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH.

JEFFERSON-PILOT CORPORATION

SENIOR FLOATING RATE NOTES, SERIES A
EXTENDIBLE LIQUIDITY SECURITIES® (EXLs®)

REGISTERED	CUSIP No. __________
No. __________	U.S.$__________

JEFFERSON-PILOT CORPORATION
SENIOR FLOATING RATE NOTES, SERIES A
 EXTENDIBLE LIQUIDITY SECURITIES® (EXLs®)

ORIGINAL ISSUE DATE:	INITIAL MATURITY DATE:
January 27,2004	February 17,2005, or if such day is not a
Business Day, the immediately preceding Business Day.

INTEREST ACCRUAL DATE:	FINAL MATURITY DATE:
January 27,2004	February 17, 2011, or if such day is not a
Business Day, the immediately preceding
Business Day.

INITIAL INTEREST RATE: One month LIBOR, Plus 0.00%; to be determined two London Banking Days prior to the Original Issue Date.
EXTENDED MATURITY DATES: As to any given Election Date, the date that is 366 calendar days from and including the 17th day of the month immediately succeeding such Election Date, or if such 366th day is not a Business Day, the immediately preceding Business Day.

INITIAL INTEREST RESET DATE February 17, 2004
INEREST PAYMENT DATE(S): The 17th day of each month, commencing on February 17, 2004. The final Interest Payment Date for this Security shall be the Final Maturity Date and interest for the final interest payment period will accrue from and including the Interest Payment Date in the month immediately preceding the Final Maturity Date to but excluding the Final Maturity Date. Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also a date of Maturity, shall be the next succeeding day that is a Business Day (and interest will accrue to but excluding such next succeeding Business Day). except that if such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day) If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and interest shall be made on the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day) and such immediately preceding Business Day shall be the date of Maturity.

SPREAD (PLUS OR MINUS): ELECTION DATES: The 17th day of INTEREST RESET PERIOD: Monthly. The plus 0.00% per annum from andeach January, April, July and October first Interest Reset Period will be the period including the Original Issue Date to from April 17, 2004 to January 17, but excluding February 17, 2004; 2010, inclusive, whether or not such plus 0.00% per annum from and day is a Business Day. including February 17, 2004 but excluding February 17, 2005; plus 0.03% per annum from and including February 17, 2005 to but excluding February 17, 2006; plus 0.06% per annum from and including February 17, 2006 to but excluding February 17, 2007; plus  0.08% per annum from and including 2007 to but excluding February 17, 2008; plus 0.10% per annum from and including February 17, 2008 to but excluding February 17, 2009; plus 0.10% per annum from and including February 17, 2009 to but excluding February 17; 2010; and plus 0.10% per annum from and including February 17, 2010 to but excluding' February 17, 2011.
ELECTION DATES: The 17th day of each January, April, July and October from April 17, 2004 to January 17, 2010, inclusive, whether or not much day is a Business Day.
INTEREST RESET PERIOD: Monthly. The first Interest Reset Period will be the period from and including February 17, 2004, to but excluding the immediately succeeding Interest  Reset Date; provided that the final Interest Reset Period for this Security will be the period from and including the Interest Reset Date in the month immediately preceding the Final Maturity Date to the Final Maturity Date.

INTEREST DETERMINATION DATES: Two London Banking Days prior to Interest Reset Dates.		INTEREST RESET DATE(S): Each Interest Payment Date.

ISSUE PRICE: 100% and accrued interest, if any	CALCULATION AGENT: Wachovia Bank, National Association	DEPOSITORY: The Depository Trust Company

OTHER/ ADDITIONAL TERMS: See below.

OTHER/ ADDITIONAL TERMS

NOTICE:
Delivery of a notice during an Election Period (as defined below) electing to extend the maturity of this Security or any portion thereof to Wachovia Bank, National association .as the paying agent; will be revocable during each day of such Election Period. until 12:00 noon New York City time. on the last Business Day of such Election Period, at which time such notice will become irrevocable. The holder of a Short-Tern Security (as defined below) received as a consequence of the failure to make such election may not elect to exchange such Short-Term Security for an interest in this Security.

MATURITY EXTENSION:
This Security shall mature on the Initial Maturity Date, unless the maturity of all or any portion of the principal mount hereof is extended in accordance with the procedures described herein under "Option to Extend  Maturity."

OPTION TO EXTEND MATURITY:
During the Election Period for any Election Date, if the option to extend the maturity of this Security is exercised, the maturity of this Security, or of any portion of this Security having a principal amount of $100,000 or any larger multiple of $1,000 in excess thereof for which such option has been exercised. shall be extended to the Extended Maturity Date corresponding to such Election Date. In order to exercise the option to extend the maturity of all, or any portion, of the principal amount of this Security, the Holder of this Security must deliver to the Paying Agent during the relevant Election Period (i) the form entitled "Option to extend Maturity" Included below duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this Security, this Security or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers. Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount hereof, the certificate number of this Security or a description of this Security's tenor or terms, a statement that the option to elect extension of maturity is being exercised thereby, the principal amount hereof with respect to which such option is being exercised and a guarantee that the form entitled "Option to Extend Maturity" included below has been duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this Security, this Security will be received by the Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this Security (if required to be surrendered as aforesaid) and such form duly completed are received by the Paying Agent by such fifth Business Day. Such option may be exercised by the Holder for less than the entire principal mount hereof provided that the principal amount for which such option is not exercised is at least $100,000 or any larger amount that is an integral multiple of $1,000.

If the option to extend the maturity of any portion hereof is not duly exercised within the Election Period for any such Election Date, a new Security or Securities in the form attached hereto as Exhibit A (each, a "Short-Term Security") for all or that portion of the principal amount hereof as to which such option to extend has not been made and having as its or their "Stated Maturity Date" (as such tern is used in each such Short-Term Security) the date that is the later of (i) the Initial Maturity Date or (ii) the date to which this Security or such portion hereof has previously been extended in accordance with the terms hereof, or if such day is not a Business Day, the immediately preceding Business Day, shall be issued (whose issuance date shall be such Election Date) in the name of the Holder hereof, subject to delivery of this Security to the Paying Agent, and Schedule I hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal mount hereof. The failure to elect to extend the maturity of all or any portion of this Security will be irrevocable and will be binding upon any subsequent holder of this Security.

The Company and the Trustee shall deem this Security cancelled as to any portion of the principal amount hereof for which a duly completed form entitled "Option to Extend Maturity" and, if applicable, this Security are not delivered to the Paying Agent within the applicable Election Period in accordance with the terms of this Security.

The maturity of this Security will not be extended beyond February 17, 2010, or if such day is not a Business Day, the immediately preceding Business Day.

The Company may redeem the principal amount of any Short-Term Security, in whole or in part, in increments of $1,000, on any Interest Payment Date, other than the Stated Maturity Date of such Short-Term Security (each a "Redemption Date") at a price equal to 100% of the principal amount of the Short-Term Security to be redeemed (the "Redemption Price") together with any unpaid interest accrued hereon up to but excluding such Redemption Date.

The Company shall give written notice of such a redemption to the Holder not more than 20 nor less than 15 days prior to the applicable Redemption Date stating; (i) the Redemption Date; (ii) the Redemption Price; (iii) if less than the full principal amount of any Short-Term Security is to he redeemed, the identification (and, in the case of a partial redemption, the principal amount) of such Short-Term Security to be redeemed; (iv) in the case of a partial redemption of any Short-Term Security, the Holder will receive, without charge. upon the surrender of such Short-Term Security, a new certificate representing an authorized denomination of the principal amount of the Short-Term Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Short-Term Securities so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where each applicable certificate or certificates representing such Short-Term Security or Securities is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of any Short-Term Security or portion of such Short-Term Security to be redeemed.

ELECTION PERIOD:
 With respect to any Election Date, the period beginning on the fifth Business Day preceding such Election Date to, and including, such Election Date; provided. however, that if the Election Date is not a Business Day, the notice period will be extended to the next day that is a Business Day; provided, further, that the holder of this Security must deliver its duly completed "Option to Extend Maturity" on or prior to 5:00 p.m., New York City time, on the last Business Day in the Election Period.

    JEFFERSON-PILOT CORPORATION, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities other than Short-Term Securities, shall not exceed, at any time, the sum of the principal amounts specified in Schedule I hereto and in Schedule I in the [Restricted Global Note] [Regulation S Note]) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on the Initial Maturity Date specified above or, to the extent the maturity date of any portion of the principal amount of this Security is extended in accordance with the procedures set forth above to an Extended Maturity Date, as defined above, on such Extended Maturity Date, and to pay interest on the principal amount hereof outstanding from time to time, on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following January 27, 2004 at a rate per a equal to the Initial Interest Rate specified above until February 17,2004, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Interest Rate Reset".

    Notwithstanding the foregoing, if "Other/Additional Terms" apply to this Security as specified above, this Security shall be subject to the terms set forth in such "Other Additional Terms."

    The principal and interest on this Security is payable by the Company in US dollars.

    Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also a date of Maturity, shall be the next succeeding day that is a Business Day (and interest will a c m e to but excluding such next succeeding Business Day), except that, if such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day). If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and interest shall be made on the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day) and such immediately preceding Business Day shall be the date of Maturity. For purposes of this Security, "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City. The provisions of this paragraph apply to the Securities in lieu of the provisions of Section 113 of the Indenture.

    For purposes of this security, "London Banking Day" means any day on which dealings in deposits in US . dollars are transacted in the London interbank market.

    Interest payments on this Security shall be the amount of interest accrued from and including January 27,2004 or from and including the last date to which interest has been paid or duly provided for, as the case may be, to but excluding, the following Interest Payment Date or the date of Maturity.

    The interest so payable on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable. "Regular Record Date" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

    Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

    Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent in the Borough of Manhattan, The City of New York, New York, maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal and interest on this Security, the Holder of which has given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holder in such instructions.

    The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

DATED:_____________________________

JEFFERSON-PILOT CORPORATION

By:
Name: Theresa M. Stone
Title: Executive Vice President and
Chief Financial Officer

[SEAL]	Attest:
Name: Robert A. Reed
Title: Vice President and Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By:  ______________________________________
Authorized Officer

By: WACHOVIA BANK, NATIONAL ASSOCIATION
as Authenticating Agent

By: ______________________________________
Authorized Officer:

[Reverse of Note]

General

    This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of November 21,1995, as supplemented by the Thud Supplemental Indenture, dated as of January 27, 2004 (as so supplemented, herein called the "Indenture"), each between the Company and Wachovia Bank, National Association ( f/k/a First Union National Bank of North Carolina), as Trustee (herein called the 'Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for; a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and am to be, authenticated and delivered. This Security is one of the series of the Securities designated on the face hereof of the Company.

    The Securities are issuable only in registered form without coupons and will be either (a) hook-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Interest Rate Reset

    The interest rate in effect from January 27, 2004 to February 17, 2004 shall be the Initial Interest Rate specified above. Commencing on February 17.2004, the rate at which interest on this Security is payable shall be adjusted as specified above under "Interest Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions set forth below under 'Determination of LIBOR" and adjusted by the addition or subtraction of the Spread specified above.

    If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the following Business Day, except that if such following Business Day is in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

    Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such day will be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360.

    Unless otherwise specified herein, all percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or ,0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall he rounded to the nearest cent (with one-half cent being rounded upwards).

    At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Reset Date with respect to this Security. The Calculation Agent's determination of any interest rate shall he final and binding in the absence of manifest error.

Determination of LIBOR

    LIBOR  will be determined by the Calculation Agent in accordance with the following provisions in the order set forth below:

●
On each Interest Determination Date, LIBOR  will be determined on the basis of the offered rate for deposits in US dollars having a maturity of one month commencing on such Interest Reset Date which appears on the Telerate LIBOR Page 3750 as of 11:00 A.M., London time, on such Interest Determination Date.

●
On any Interest Determination Date on which no offered rate appears on the Telerate LIBOR Page as specified above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent at approximately 1:M) A.M., London time, on such Interest Determination Date to prime banks in the London interbank market, having a maturity of one month, commencing on the Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of those four major banks to provide a quotation of its rate. If at least two such quotations-are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred thousandth of a percentage point) of such quotations.

●
If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the rates quoted by three major banks in New York City, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent at approximately 11:00 AM., New York City time, on such Interest Determination Date for loans in US  dollars to leading European banks, having a maturity of one month commencing on the Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time.

●
If the banks in New York City selected by the Calculation Agent are not quoting as mentioned in the previous bullet point, LIBOR with respect to such Interest Determination Date will be LIOR in effect on such Interest Determination Date.

    Telerate LIBOR Page means the display on Bridge Telerate, Inc., or any successor service, for the purpose of displaying the London interbank rates of major banks of US. dollar deposits.

Events of Default

    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

    No reference herein to 'the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance and Covenant Defeasance

    The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Authorized Denominations

    The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms

    All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

    This Security shall be governed by and construed in accordance with the laws of the State of New York.

SCHEDULE I

SCHEDULE OF EXCHANGES

    The initial principal amount of this Security is $________ . The following exchanges of a portion of this Security for an interest in a Short-Term Security have been made:

Date of Exchange	Principal Amount Exchanged for Short- Term Security	Reduced Principal Amount Outstanding Following Such Exchange	Notation Made by or on Behalf of Trustee

OPTION TO EXTEND MATURITY

    The undersigned hereby elects to extend the maturity of Jefferson-Pilot Corporation Senior Floating Rate Note, Series A No. 1 (EXtendible Liquidity Securities®)  EXLs®)  CUSIP [])  (or the portion thereof specified below) with the effect provided in said Security by delivering this form of "Option to Extend Maturity" duly completed by the Holder of said Security to Wachovia Bank, National Association, NC1179, 401 South Tryon Street, 12" Floor, Charlotte, North Carolina 28288-1179 or such other address or paying agent of which the Company shall from time to time notify the Holders of the Securities, and, in the event of an election to extend the maturity of only a portion of the principal amount of said Security by surrendering said Security.

    If the option to extend the maturity of less than the entire principal amount of said Security is elected, specify the portion of said Security (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) as to which the Holder elects to extend the maturity:  and specify the denomination or denominations (which shall be $10,000 or an integral multiple of $1,000 in excess thereof) of the Securities in the form attached to said Security as Exhibit A to be issued to the holder for the portion of said Security as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Security in the f o m of said Exhibit A will be issued for the portion as to which the option to extend maturity is not being made):
$____________________.

Dated: ________________________________

NOTICE: The signature on this Option to Extend Maturity must correspond with the name as written upon the face of the Security in every particular, without alteration or enlargement or any change whatever.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT  -- as tenants by the entireties
JT TEN  --   as joint tenants with right
             of survivorship and not
     as tenants in common

UNIF GIFT MIN ACT  --___________________Custodian______________________
                    (Cust)           (Minor)

Under Uniform Gifts to Minors Act

___________________________
    (State)

    Additional abbreviations may  also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee
_____________________________
______________________________________________________________________________________
______________________________________________________________________________________
______________________________________________________________________________________
     (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

the within Security of Jefferson-Pilot Corporation and all rights thereunder and does hereby irrevocably constitute and appoint _______________ attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated: _____________________________

            ____________________________
Signature Guaranteed: ________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT A TO SENIOR FLOATING RATE NOTE

[FORM OF FACE OF SECURITY]

    THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AN IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED N THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.. ANY TRANSFER. PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE CO., HAS AN INTEREST HEREIN.

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(L) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 14A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 1A. (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE W E D STATES AND OTHER JURISDICTIONS. THESE SECURITIES WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH.

JEFFERSON-PILOT CORPORATION
 SENIOR FLOATING RATE NOTES, SERIES A

REGISTERED	CUSIP No.
No. _______________________________	U.S. $ _____________________________________

A-1

STATED MATURITY DATE: ________________, or if such day is not a Business Day, the immediately preceeding Business Day.

INTEREST ACCRUAL DATE: [Insert date of issuance of Short-Term Security]	INTEREST PAYMENT DATES: The 17th day of each month, commencing on ____________. The final Interest Payment Date for this Security Shall be the Stated Maturity Date and interest for the final interest payment period will accrue from and including the Interest Payment Date in the month immediately preceeding the Stated Maturity Date to but excluding the Stated Maturity Date.

INITIAL INTEREST RESET DATE: [Insert the 17th day of the month immediately following the date of issuance of Short-Term Security]	INTEREST RESET PERIOD: Monthly. The first Interest Reset Period will be the period from and including _____________ to but excluding the immediately succeeding Interest Reset Date. Thereafter, the Interest Reset Periods will be the periods from and including an Interest Reset Date to but excluding the immediately suceeding Interest Reset Date; Provided that the final Interest Reset Period for this Security will be the period from and including the Interest Reset Date in the month immediately preceeding the Stated Maturity Date to the Stated Maturity Date.

INITIAL INTEREST RATE: One month LIBOR, minus or plus, as the case may be, the spread applicable on the date of issuance of Short-Term Security, as determined in accordance with the provisions of the Predecessor Security.

SPREAD (PLUS OR MINUS): plus  0.00% per annum from the Original  Issue Date to but excluding February 17, 2004;  plus 0.00% per annum from and including February 17, 2004 to but excluding February 17, 2005; plus  0.03% per annum from and including February 17, 2005 to but excluding February 17, 2006; plus 0.06% per annum from and including February 17, 2006, to but excluding February 17, 2007; plus 0.08% per annum per annum from and including February 17, 2007, to but excluding February 17, 2008; plus 0.10% per annum from and including February 17, 2008, to but excluding February 17, 2009; plus 0.10% per annum from and including February 17, 2009, to but excluding February 17, 20010; and plus 0.10%

A-2

per annum from and including February 17, 2010 to but excluding February 17, 2011.

CALCULATION AGENT: Wachovia Bank, National Association	INTEREST PAYMENT PERIOD: Monthly	INTEREST RESET DATES (S): Each Interest Payment Date.

INTEREST DETERMINATION DATES: Two London Banking Days prior to Interest Reset Dates.	DEPOSITORY: The Depository Trust Company.

OTHER ADDITIONAL TERMS
REDEMPTION.
The Company may redeem the principal amount of this Security, in whole or in part, in integrals of $1,000, on any Interest Payment Date, other than the Stated Maturity Date of this Security (each a "Redemption Date") at a price equal to 100% of the principal amount of this Security to be redeemed (the "Redemption Price") together with any unpaid interest accrued hereon up to be excluding such Redemption Date.

The Company shall give written notice of such a redemption to the Holder not more than 20 nor less than 15 days prior to the applicable Redemption Date stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) if less than the full principal amount of this Security is to be redeemed. the identification (and, in the case of a partial redemption, the principal amount) of this Security to be redeemed; (iv) in the case of a partial redemption of this Security, the Holder will receive, without charge, upon the surrender of this Security, a new certificate representing an authorized denomination of the principal amount of this Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Securities so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where the applicable certificate or certificates representing this Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of the Security or portion of such Security to be redeemed.

A-3

    JEFFERSON-PILOT CORPORATION, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede Co., or registered assigns, the principal sum of __________ Dollars ($__________) on the Stated Maturity Date shown above and to pay interest on the principal amount hereof on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the Interest Accrual Date specified above at rate per anuum equal to the Initial Interest Rate (as defined below) until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Interest Rate Reset". "Initial Interest Rate" means the rate of interest determined in accordance with the provisions of the Predecessor Security (i) on the Interest Reset Date with respect to the Predecessor Security occurring on the Interest Accrual Date specified above or (ii) if no such Interest Reset Date occurred on the Interest Accrual Date, on the Interest Reset Date with respect to the Predecessor Security occurring immediately preceding the Interest Accrual Date.

    The principal and interest on this Security is payable by the Company in US . dollars.

    Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also a date of Maturity, shall be the next succeeding day that is a Business Day (and interest will accrue to but excluding such next succeeding Business Day), except that, if such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day (and interest will a c me to but excluding such immediately preceding Business Day). If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and interest shall be made on the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day) and such immediately preceding Business Day shall be the date of Maturity. For purposes of this Security, "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City. The provisions of this paragraph apply to the Securities in lieu of the provisions of Section 113 of the Indenture.

    For purposes of this Security, "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

    Interest payments on this Security shall be the amount of interest accrued from and including the Interest Accrual Date specified above or from and including the last date to which interest has been paid or duly provided for, as the case may be, to but excluding, the following Interest Payment Date or the date of Maturity.

    The interest so payable on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable. "Regular Record Date" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

    Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

A-4

    Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent in the Borough of Manhattan, The City of New York, New York, maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal and interest on this Security, the Holder of which has given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holder in such instructions.

    The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse thereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-5

 IN WITNESS  WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

DATED: _________________________

JEFFERSON-PILOT  CORPORATION

Name: _________________________
Title: __________________________
[SEAL]

Attest: ____________________________
Name: ______________________
Title:  _______________________

A-6

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein refined to
in the within-mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By: ____________________________________
Authorized Officer

WACHOVIA BANK, NATIONAL ASSOCIATION
as Authenticating Agent

By: __________________________________
Authorized Officer

A-7

[Reverse of Note]

General

    This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of November 21, 1995, as supplemented by the Third Supplemental Indenture, dated as of January 27, 2004 (as so supplemented, herein called the "Indenture"), each between the Company and Wachovia Bank, National Association (f/k/a First Union National Bank of North Carolina), as Trustee (herein called the 'Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities designated on the face hereof of the Company.

    The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book.-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Interest Rate Reset

    The interest rate in effect from the Interest Accrual Date to the Initial Interest Reset Date specified above shall be the Initial Interest Rate specified above. Commencing with the Initial Interest Reset Date specified above following the Interest Accrual Date specified above, the rate at which interest on this Security is payable shall be adjusted as specified above under "Interest Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions set forth below under "Determination of LIBOR" and adjusted by the addition or subtraction of the Spread specified above.

    If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the following Business Day, except that if such following Business Day is in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

    Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such day will be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360.

    Unless otherwise specified herein, all percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

    At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Reset Date with respect to this Security. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

A-8

Determination of LIBOR

    LIBOR will be determined by the Calculation Agent in accordance with the following provisions in the order set forth below:

•	On each Interest Determination Date, LIBOR will be determined on the basis of the offered rate for deposits in U.S. dollars having a maturity of one month commencing on such Interest Reset Date which appears on the Telerate LIBOR Page 3750 as of 11:00 A.M., London time, on such Interest Determination Date.

•	On any Interest Determination Date on which no offered rate appears on the Telerate LIBOR Page as specified above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent at approximately 11:00 A.M., London time, on such Interest Determination Date to prime banks in the London interbank market, having a maturity of one month, commencing on the Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of those four major banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of such quotations.

•	If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the rates quoted by three major banks in New York City, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks, having a maturity of one month commencing on the Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time.

•	If the banks in New York City selected by the Calculation Agent are not quoting as mentioned in the previous bullet point, LIBOR with respect to such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

    Telerate LIBOR Page means the display on Bridge Telerate, Inc., or any successor service, for the purpose of displaying the London interbank rates of major banks of U.S. dollar deposits.

Events of Default

    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder

A-9

of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance and Covenant Defeasance

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Authorized Denominations

The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms

All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

This Security shall be governed by and construed in accordance with the laws of the State of New York.

A-10

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common

TEN ENT	--	as tenants by the entireties

JT TEN	--	as joint tenants with right
of survivorship and not
as tenants in common

UNIF GIFT MIN ACT	--		Custodian
		(Cust)		(Minor)

Under Uniform Gifts to Minors Act

_____________________
    (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

the within Security of Jefferson-Pilot Corporation and all rights thereunder and does hereby irrevocably constitute and appoint_____________attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated: ____________________________

Signature Guaranteed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

A-1l

SCHEDULE II

EXHIBIT A TO SENIOR FLOATING RATE NOTE
[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THESE SECURITIES WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH.

JEFFERSON-PILOT CORPORATION

SENIOR FLOATING RATE NOTES, SERIES A

REGISTERED	CUSIP No.
No. _________	U.S. $__________

STATED MATURITY DATE:
________________, or if such
day is not a Business Day, the
immediately preceding Business Day.

	INTEREST ACCRUAL DATE:	INTEREST PAYMENT DATES: The
	[Insert date of issuance of Short-	17th day of each month, commencing
	Term Security.]	on__________. The final
Interest Payment Date for this
Security shall be the Stated Maturity
Date and interest for the final interest
payment period will accrue from and
including the Interest Payment Date in
the month immediately preceding the
Stated Maturity Date to but excluding
the Stated Maturity Date.

	INITIAL INTEREST RESET	INTEREST RESET PERIOD:
	DATE:[Insert the 17th day of the	Monthly. The first Interest Reset
	month immediately following the	Period will be the period from and
	date of issuance of Short-Term	including___________, to but
	Security]	excluding the immediately succeeding
Interest Reset Date. Thereafter, the
Interest Reset Periods will be the
periods from and including an Interest
Reset Date to but excluding the
immediately succeeding Interest Reset
Date; provided that the final Interest
Reset Period for this Security will be
the period from and including the
Interest Reset Date in the month
immediately preceding the Stated
Maturity Date to the Stated Maturity
Date.

INITIAL INTEREST RATE: One		SPREAD (PLUS OR MINUS): plus
month LIBOR, minus or plus, as the		0.00% per annum from the Original
case may be, the spread applicable on		Issue Date to but excluding February
the date of issuance of Short-Term		17, 2004; plus 0.00% per annum from
Security, as determined in accordance		and including February 17, 2004 to
with the provisions of the		but excluding February 17, 2005; plus
Predecessor Security		0.03% per annum from and including
February 17, 2005 to but excluding
February 17, 2006; plus 0.06% per
annum from and including February
17, 2006 to but excluding February
17, 2007; plus 0.08% per annum
from and including February 17, 2007
to but excluding February 17, 2008;
plus 0.10% per annum from and
including February 17, 2008 to but
excluding February 17, 2009; plus
0.10% per annum from and including
February 17, 2009 to but excluding
February 17, 2010; and plus 0.10%

per annum from and including
February 17, 2010 to but excluding
February 17, 2011.

CALCULATION AGENT:	INTEREST PAYMENT PERIOD:	INTEREST RESET DATE(S): Each
Wachovia Bank, National	Monthly	Interest Payment Date.
Association

INTEREST DETERMINATION	DEPOSITORY: The Depository
DATES: Two London Banking Days prior to Interest Reset Dates.	Trust Company.

OTHER/ADDITIONAL TERMS

REDEMPTION:
The Company may redeem the principal amount of this Security, in whole or in part, in integrals of $ 1,000, on any Interest Payment Date, other than the Stated Maturity Date of this Security (each a "Redemption Date") at a price equal to 100% of the principal amount of this Security to be redeemed (the "Redemption Price") together with any unpaid interest accrued hereon up to be excluding such Redemption Date.

The Company shall give written notice of such a redemption to the Holder not more than 20 nor less than 15 days prior to the applicable Redemption Date stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) if less than the full principal amount of this Security is to be redeemed, the identification (and, in the case of a partial redemption, the principal amount) of this Security to be redeemed; (iv) in the case of a partial redemption of this Security, the Holder will receive, without charge, upon the surrender of this Security, a new certificate representing an authorized denomination of the principal amount of this Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Securities so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where the applicable certificate or certificates representing this Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of the Security or portion of such Security to be redeemed.

JEFFERSON-PILOT CORPORATION, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of__________________________________Dollars ($_______) on the Stated Maturity Date shown above and to pay interest on the principal amount hereof on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate (as defined below) until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Interest Rate Reset". "Initial Interest Rate" means the rate of interest determined in accordance with the provisions of the Predecessor Security (i) on the Interest Reset Date with respect to the Predecessor Security occurring on the Interest Accrual Date specified above or (ii) if no such Interest Reset Date occurred on the Interest Accrual Date, on the Interest Reset Date with respect to the Predecessor Security occurring immediately preceding the Interest Accrual Date.

The principal and interest on this Security is payable by the Company in U.S. dollars.

Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also a date of Maturity, shall be the next succeeding day that is a Business Day (and interest will accrue to but excluding such next succeeding Business Day), except that, if such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day). If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and interest shall be made on the immediately preceding day that is a Business Day (and interest will accrue to but excluding such immediately preceding Business Day) and such immediately preceding Business Day shall be the date of Maturity. For purposes of this Security, "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City. The provisions of this paragraph apply to the Securities in lieu of the provisions of Section 113 of the Indenture.

For purposes of this Security, "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Interest payments on this Security shall be the amount of interest accrued from and including the Interest Accrual Date specified above or from and including the last date to which interest has been paid or duly provided for, as the case may be, to but excluding, the following Interest Payment Date or the date of Maturity.

The interest so payable on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable. "Regular Record Date" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent in the Borough of Manhattan, The City of New York, New York, maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal and interest on this Security, the Holder of which has given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holder in such instructions.

The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse thereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

DATED: ___________________	JEFFERSON-PILOT CORPORATION

By:
Name:
Title:
[SEAL]
Attest:
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By:
Authorized Officer

WACHOVIA BANK., NATIONAL ASSOCIATION
as Authenticating Agent

By:
Authorized Officer

[Reverse of Note]

General

This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of November 21, 1995, as supplemented by the Third Supplemental Indenture, dated as of January 27, 2004 (as so supplemented, herein called the "Indenture"), each between the Company and Wachovia Bank, National Association (f/k/a First Union National Bank of North Carolina), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities designated on the face hereof of the Company.

The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Interest Rate Reset

The interest rate in effect from the Interest Accrual Date to the Initial Interest Reset Date specified above shall be the Initial Interest Rate specified above. Commencing with the Initial Interest Reset Date specified above following the Interest Accrual Date specified above, the rate at which interest on this Security is payable shall be adjusted as specified above under "Interest Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions set forth below under `Determination of LIBOR" and adjusted by the addition or subtraction of the Spread specified above.

If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the following Business Day, except that if such following Business Day is in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such day will be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360.

Unless otherwise specified herein, all percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Reset Date with respect to this Security. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

Determination of LIBOR

    LIBOR will be determined by the Calculation Agent in accordance with the following provisions in the order set forth below:

•
On each Interest Determination Date, LIBOR will be determined on the basis of the offered rate for deposits in U.S. dollars having a maturity of one month commencing on such Interest Reset Date which appears on the Telerate LIBOR Page 3750 as of 11:00 A.M., London time, on such Interest Determination Date.

•
On any Interest Determination Date on which no offered rate appears on the Telerate LIBOR Page as specified above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent at approximately 11:00 A.M., London time, on such Interest Determination Date to prime banks in the London interbank market, having a maturity of one month, commencing on the Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of those four major banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of such quotations.

•
If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the rates quoted by three major banks in New York City, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks, having a maturity of one month commencing on the Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time.

•
If the banks in New York City selected by the Calculation Agent are not quoting as mentioned in the previous bullet point, LIBOR with respect to such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

    Telerate LIBOR Page means the display on Bridge Telerate, Inc., or any successor service, for the purpose of displaying the London interbank rates of major banks of U.S. dollar deposits.

Events of Default

    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance and Covenant Defeasance

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Authorized Denominations

The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms

All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common

TEN ENT	--	as tenants by the entireties

JT TEN	--	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	--		Custodian
		(Cust)		(Minor)

Under Uniform Gifts to Minors Act

_____________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

the within Security of Jefferson-Pilot Corporation and all rights thereunder and does hereby irrevocably constitute and appoint___________________attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated: __________________________

Signature Guaranteed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.